UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Sustainable Advantage Large Cap Core Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 11/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock Sustainable Advantage Large Cap Core Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended November 30, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates six times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(0.40)%	(9.21)%

U.S. small cap equities (Russell 2000® Index)	1.98	(13.01)

International equities (MSCI Europe, Australasia, Far East Index)	(3.59)	(10.14)

Emerging market equities (MSCI Emerging Markets Index)	(8.15)	(17.43)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.98	1.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.33)	(15.69)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(4.06)	(12.84)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(1.43)	(8.64)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(2.87)	(8.95)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2022	BlackRock Sustainable Advantage Large Cap Core Fund

Investment Objective

BlackRock Sustainable Advantage Large Cap Core Fund’s (the “Fund”) investment objective is to seek to provide total return while seeking to maintain certain environmental, social and governance (“ESG”) characteristics, climate risk exposure and climate opportunities relative to the Fund’s benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund’s Institutional and Class K shares outperformed its benchmark, the Russell 1000® Index, while the Fund’s Investor A and Investor C shares underperformed the benchmark.

What factors influenced performance?

The period saw continued market volatility as equities tested new lows before recovering. Market focus remained on policy normalization and inflation as investors weighed the impact of rising rates on risk assets as well as the direction of future policy decisions. The Fed hiked its benchmark overnight lending rate by 75 basis points at four consecutive meetings as the central bank tightened policy to combat inflation. The inflation picture evolved as prices of goods moderated while services prices accelerated, led by labor market tightness which is a key focus of the Fed. The resulting policy action resulted in a persistently inverted yield curve, often a precursor of recession. Despite this, markets staged a bear rally during the summer as investors interpreted softening economic data as an indication that policy makers would pivot to a more dovish policy stance. The rebound proved premature, as the Fed reaffirmed its focus on inflation after the late-August Jackson Hole meeting, prompting a selloff in September 2022. However, markets recovered at period-end as signs emerged of inflation peaking alongside a robust earnings season, highlighting the potential for a soft landing.

The Fund performed well against this volatile backdrop, with gains concentrated in the back half of the period. This was predominantly due to performance strength from proprietary measures related to environmental, social and governance (“ESG”) factors, which bounced back strongly after struggling early in 2022. Notably, environmental transition insights led gains as more forward-looking measures capturing company commitments to a lower carbon economy performed well. Collectively, these measures were additive through overweights to construction materials and life sciences stocks as well as an underweight to multi-utilities. Elsewhere within the ESG composite of insights, human capital measures were also accretive. Specifically, insights capturing employee satisfaction performed well across consumer staples and real estate companies. Finally, a recently added diversity measure identifying companies hiring military veterans was additive through an overweight to industrials firms.

Stock selection from sentiment measures also supported performance during the period, having correctly captured the evolving backdrop. Gains were driven by insights that track the positioning and views of informed investors. Specifically, looking at bond investor positioning was broadly additive against the sharp rate hiking cycle seen during period. Elsewhere, insights that capture forward-looking views of company fundamentals across comments from both analysts and executives were additive through stock selection in industrials, particularly during earnings season.

Fundamental stock selection measures were more mixed during the period. Traditional quality insights that prefer lower-risk securities performed well against higher market volatility during the period. Additionally, a text-based measure that predicts future sales growth was additive within banks and insurance companies. Surprisingly, however, fundamental valuation measures partially offset these gains. Traditional value insights such as comparing stocks across earnings yield or top-line revenues detracted despite the strength seen in value styles, most notably over the summer as investors demonstrated a pro-growth preference.

On the downside, macro thematic measures detracted with weakness isolated to the first half of the period. Notably, insights that identify industries likely to benefit from central bank policy normalization declined having motivated an overweight to financials and underweight to information technology. Despite the rising rate environment which typically benefits banks, this positioning struggled against the broader investor shift to pro-growth exposures during the summer months.

This was part of a broader theme for industry-related macro insights which proved overly defensive during July and August 2022. Elsewhere, insights that seek to identify industry trends across business invoicing and input costs struggled across information technology with communications equipment stocks weighing on performance. Additionally, these measures held back performance within consumer discretionary names, by motivating underweights to hotel and leisure companies which benefited from the ongoing consumer shift to services.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund added to its complex of consumer intent insights with a measure that looks towards social media activity as a measure of potential revenue growth. Finally, the Fund built upon its company employee-related measures by adding an insight that identify organizations at risk for emerging labor disputes.

Describe portfolio positioning at period end.

The Fund remained largely sector neutral relative to the Russell 1000® Index. At period end, the Fund had slight overweights to information technology and healthcare and slight underweights to utilities and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Sustainable Advantage Large Cap Core Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		Since Inception(c)

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(0.39)%	(11.10)%	N/A	11.00%	N/A	12.75%	N/A
Investor A	(0.56)	(11.33)	(15.98)%	10.72	9.53%	12.46	11.62%
Investor C	(0.93)	(11.96)	(12.83)	9.91	9.91	11.64	11.64
Class K	(0.37)	(11.05)	N/A	11.05	N/A	12.80	N/A

Russell 1000® Index(d)	(0.48)	(10.66)	N/A	10.69	N/A	12.39	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s returns prior to December 1, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Advantage ESG U.S. Equity Fund.

(c)	The Fund commenced operations on October 5, 2015.
(d)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 996.10	$ 2.40		$ 1,000.00	$ 1,022.66	$ 2.43		0.48%
Investor A	1,000.00	994.40	3.65		1,000.00	1,021.41	3.70		0.73
Investor C	1,000.00	990.70	7.39		1,000.00	1,017.65	7.49		1.48
Class K	1,000.00	996.30	2.15		1,000.00	1,022.91	2.18		0.43

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	5.9%

Apple, Inc.	5.5

Amazon.com, Inc.	2.1

Alphabet, Inc., Class A	2.0

Chevron Corp.	1.9

PepsiCo, Inc.	1.8

Johnson & Johnson	1.6

Home Depot, Inc.	1.6

Tesla, Inc.	1.5

Alphabet, Inc., Class C	1.4

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	26.7%

Health Care	15.6

Financials	11.8

Consumer Discretionary	9.8

Industrials	9.0

Consumer Staples	6.9

Communication Services	6.6

Energy	4.7

Real Estate	3.3

Materials	2.8

Utilities	2.0

Short-Term Securities	0.7

Other Assets Less Liabilities	0.1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock Sustainable Advantage Large Cap Core Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2022	BlackRock Sustainable Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
Curtiss-Wright Corp.	942	$166,404
HEICO Corp.	15,234	2,472,630
HEICO Corp., Class A	9,264	1,174,490
Hexcel Corp.	1,879	112,646
L3Harris Technologies, Inc.	297	67,443
Textron, Inc.	57,307	4,090,574

		8,084,187

Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.	13,161	1,318,995
Expeditors International of Washington, Inc.	17,544	2,036,157
FedEx Corp.	6,144	1,119,560
United Parcel Service, Inc., Class B	1,511	286,682

		4,761,394

Airlines — 0.0%
United Airlines Holdings, Inc.(a)	5,623	248,368

Auto Components — 0.2%
Aptiv PLC(a)	1,011	107,843
BorgWarner, Inc.	26,916	1,144,199
Visteon Corp.(a)	1,096	160,893

		1,412,935

Automobiles — 1.5%
General Motors Co.	4,807	194,972
Tesla, Inc.(a)	53,232	10,364,270

		10,559,242

Banks — 3.0%
Bank of America Corp.	198,274	7,504,671
Citigroup, Inc.	49,858	2,413,626
Huntington Bancshares, Inc.	59,589	922,438
JPMorgan Chase & Co.	24,312	3,359,432
KeyCorp	39,146	736,336
PNC Financial Services Group, Inc.	2,289	385,147
Regions Financial Corp.	23,444	544,135
SVB Financial Group(a)	1,561	361,809
U.S. Bancorp	12,084	548,493
Wells Fargo & Co.	82,519	3,956,786

		20,732,873

Beverages — 2.3%
Brown-Forman Corp., Class B	16,837	1,229,438
Coca-Cola Europacific Partners PLC	42,407	2,251,388
PepsiCo, Inc.	65,930	12,230,674

		15,711,500

Biotechnology — 2.4%
AbbVie, Inc.	27,403	4,416,815
Amgen, Inc.	15,841	4,536,862
Biogen, Inc.(a)	570	173,947
BioMarin Pharmaceutical, Inc.(a)	5,861	591,844
Exact Sciences Corp.(a)	7,941	356,948
Gilead Sciences, Inc.	51,003	4,479,593
Moderna, Inc.(a)	2,338	411,278
Novavax, Inc.(a)	5,268	86,869
Seagen, Inc.(a)	6,812	826,909
Ultragenyx Pharmaceutical, Inc.(a)	6,260	227,238
Vertex Pharmaceuticals, Inc.(a)	1,634	516,998

		16,625,301

Building Products — 0.8%
Fortune Brands Home & Security, Inc.	10,469	684,044
Johnson Controls International PLC	20,458	1,359,229

Security	Shares	Value

Building Products (continued)
Owens Corning	14,444	$1,283,205
Trane Technologies PLC	11,718	2,090,726

		5,417,204

Capital Markets — 2.4%
Bank of New York Mellon Corp.	79,982	3,671,174
Blackstone, Inc., Class A	3,317	303,605
Carlyle Group, Inc.	41,091	1,280,806
Cboe Global Markets, Inc.	19,597	2,485,684
CME Group, Inc., Class A	7,802	1,377,053
Intercontinental Exchange, Inc.	11,781	1,276,000
Northern Trust Corp.	9,012	839,107
S&P Global, Inc.	14,925	5,265,540

		16,498,969

Chemicals — 1.9%
Albemarle Corp.	791	219,890
Corteva, Inc.	39,027	2,621,053
Ecolab, Inc.	9,845	1,475,076
FMC Corp.	37,462	4,894,036
Linde PLC(a)	4,193	1,410,861
Mosaic Co.	11,135	571,225
Sherwin-Williams Co.	3,937	981,022
Valvoline, Inc.	36,837	1,214,884

		13,388,047

Commercial Services & Supplies — 0.4%
Tetra Tech, Inc.	18,234	2,818,794

Communications Equipment — 0.3%
Cisco Systems, Inc.	7,358	365,840
Juniper Networks, Inc.	50,314	1,672,437
Lumentum Holdings, Inc.(a)	4,040	221,958

		2,260,235

Construction & Engineering — 0.7%
AECOM	59,313	5,041,605

Consumer Finance — 2.2%
Ally Financial, Inc.	56,234	1,518,880
American Express Co.	59,568	9,387,321
Capital One Financial Corp.	24,147	2,492,936
Discover Financial Services	3,441	372,867
Synchrony Financial	42,574	1,599,931

		15,371,935

Containers & Packaging — 0.2%
Avery Dennison Corp.	624	120,638
Crown Holdings, Inc.	12,640	1,039,134

		1,159,772

Diversified Consumer Services — 0.0%
H&R Block, Inc.	6,051	264,489

Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(a)	15,680	4,995,648
Voya Financial, Inc.	20,178	1,331,344

		6,326,992

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	18,855	363,524
Verizon Communications, Inc.	153,617	5,987,991

		6,351,515

Electric Utilities — 1.3%
Edison International	106,679	7,111,222
Exelon Corp.	44,629	1,846,302

		8,957,524

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment — 0.2%
Acuity Brands, Inc.	4,320	$813,413
Generac Holdings, Inc.(a)	2,488	262,534
Sunrun, Inc.(a)	12,404	404,122

		1,480,069

Electronic Equipment, Instruments & Components — 0.7%
Flex Ltd.(a)	225,241	4,950,797
Jabil, Inc.	1,997	144,164

		5,094,961

Energy Equipment & Services — 0.3%
Halliburton Co.	31,497	1,193,421
Patterson-UTI Energy, Inc.	47,545	853,433
Schlumberger Ltd.	2,034	104,853

		2,151,707

Entertainment(a) — 0.4%
Live Nation Entertainment, Inc.	13,111	953,956
Roku, Inc.	5,988	355,508
Walt Disney Co.	13,515	1,322,713
Warner Bros Discovery, Inc., Class A	5,762	65,687

		2,697,864

Equity Real Estate Investment Trusts (REITs) — 3.2%
American Tower Corp.	5,591	1,237,009
Brixmor Property Group, Inc.	147,572	3,420,719
Crown Castle, Inc.	8,452	1,195,366
Digital Realty Trust, Inc.	13,556	1,524,508
Equinix, Inc.	3,171	2,190,051
Equity Residential	3,292	213,519
Essex Property Trust, Inc.	1,539	339,165
Healthpeak Properties, Inc.	49,305	1,294,749
Prologis, Inc.	55,635	6,553,247
SBA Communications Corp.	6,797	2,034,342
Simon Property Group, Inc.	19,207	2,294,084

		22,296,759

Food & Staples Retailing — 0.9%
Kroger Co.	6,788	333,902
Walmart, Inc.	38,952	5,937,064

		6,270,966

Food Products — 1.9%
Archer-Daniels-Midland Co.	3,519	343,103
General Mills, Inc.	43,518	3,712,085
Hershey Co.	24,708	5,810,580
Kellogg Co.	5,860	427,487
Mondelez International, Inc., Class A	42,123	2,847,936
Tyson Foods, Inc., Class A	4,249	281,624

		13,422,815

Health Care Equipment & Supplies — 1.9%
Abbott Laboratories	2,716	292,187
Align Technology, Inc.(a)	2,307	453,695
Becton Dickinson & Co.	1,744	434,849
Boston Scientific Corp.(a)	174,275	7,889,429
Edwards Lifesciences Corp.(a)	24,779	1,914,178
IDEXX Laboratories, Inc.(a)	1,237	526,801
Medtronic PLC	18,993	1,501,207

		13,012,346

Health Care Providers & Services — 4.0%
AmerisourceBergen Corp.	16,138	2,754,595
Cardinal Health, Inc.	18,242	1,462,461
Cigna Corp.	15,012	4,937,297

Security	Shares	Value

Health Care Providers & Services (continued)
CVS Health Corp.	25,214	$2,568,802
Elevance Health, Inc.	12,742	6,790,467
UnitedHealth Group, Inc.	17,405	9,533,763

		28,047,385

Health Care Technology — 0.2%
Teladoc Health, Inc.(a)	39,749	1,133,244

Hotels, Restaurants & Leisure — 1.7%
McDonald’s Corp.	23,725	6,471,943
Royal Caribbean Cruises Ltd.(a)	15,999	958,820
Starbucks Corp.	5,634	575,795
Travel & Leisure Co.	98,523	3,829,589

		11,836,147

Household Durables — 0.4%
TopBuild Corp.(a)	8,822	1,359,294
Whirlpool Corp.	9,862	1,445,079

		2,804,373

Household Products — 1.8%
Colgate-Palmolive Co.	112,768	8,737,265
Procter & Gamble Co.	25,207	3,759,876

		12,497,141

Independent Power and Renewable Electricity Producers — 0.6%
Clearway Energy, Inc., Class C	93,017	3,296,523
Sunnova Energy International, Inc.(a)	28,163	642,961

		3,939,484

Industrial Conglomerates — 0.4%
3M Co.	5,091	641,313
Honeywell International, Inc.	8,249	1,811,068

		2,452,381

Insurance — 3.4%
Allstate Corp.	2,270	303,953
Aon PLC, Class A	3,653	1,126,147
Marsh & McLennan Cos., Inc.	52,047	9,013,499
MetLife, Inc.	109,688	8,413,070
Travelers Cos., Inc.	25,222	4,787,388

		23,644,057

Interactive Media & Services(a) — 4.1%
Alphabet, Inc., Class A	136,903	13,825,834
Alphabet, Inc., Class C	98,505	9,993,332
Meta Platforms, Inc., Class A	33,340	3,937,454
Snap, Inc., Class A(b)	59,859	617,147

		28,373,767

Internet & Direct Marketing Retail — 2.6%
Amazon.com, Inc.(a)	148,830	14,368,048
eBay, Inc.	80,611	3,662,964
MercadoLibre, Inc.(a)	120	111,718

		18,142,730

IT Services — 4.1%
Accenture PLC, Class A	29,203	8,788,059
Cognizant Technology Solutions Corp., Class A	71,066	4,421,016
Gartner, Inc.(a)	3,329	1,166,382
Mastercard, Inc., Class A	19,368	6,902,755
PayPal Holdings, Inc.(a)	27,410	2,149,218
Twilio, Inc., Class A(a)	1,681	82,402
Visa, Inc., Class A	24,819	5,385,723

		28,895,555

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products — 0.0%
Mattel, Inc.(a)	2,575	$46,942

Life Sciences Tools & Services — 2.2%
Agilent Technologies, Inc.	28,469	4,412,126
Danaher Corp.	16,318	4,461,504
IQVIA Holdings, Inc.(a)	3,894	848,970
QIAGEN NV(a)	1,384	68,563
Thermo Fisher Scientific, Inc.	9,672	5,418,448

		15,209,611

Machinery — 3.1%
Allison Transmission Holdings, Inc.	1,712	76,698
Cummins, Inc.	2,081	522,664
Deere & Co.	10,807	4,765,887
Otis Worldwide Corp.	16,509	1,289,188
PACCAR, Inc.	44,285	4,690,224
Snap-on, Inc.	3,730	897,438
Timken Co.	54,392	4,132,704
Xylem, Inc.	47,747	5,364,375

		21,739,178

Media — 1.2%
Comcast Corp., Class A	80,224	2,939,407
Fox Corp., Class A	158,010	5,127,424
Fox Corp., Class B	2,692	82,160
News Corp., Class A	15,518	297,170
Paramount Global, Class A(b)	8,093	185,168

		8,631,329

Metals & Mining — 0.7%
Newmont Corp.	58,355	2,770,112
Reliance Steel & Aluminum Co.	738	155,932
Steel Dynamics, Inc.	18,042	1,875,105

		4,801,149

Multiline Retail — 0.6%
Target Corp.	24,185	4,040,588

Multi-Utilities — 0.1%
Consolidated Edison, Inc.	10,421	1,021,675

Oil, Gas & Consumable Fuels — 4.3%
Chevron Corp.	71,247	13,060,287
EOG Resources, Inc.	16,490	2,340,426
Exxon Mobil Corp.	84,210	9,375,941
Marathon Oil Corp.	64,975	1,990,184
Marathon Petroleum Corp.	1,958	238,504
Pioneer Natural Resources Co.	3,194	753,752
Range Resources Corp.	20,463	590,767
Valero Energy Corp.	10,008	1,337,269
Williams Cos., Inc.	17,681	613,531

		30,300,661

Personal Products — 0.0%
Estee Lauder Cos., Inc., Class A	1,209	285,070

Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	65,059	5,222,936
Eli Lilly & Co.	15,305	5,679,379
Johnson & Johnson	64,174	11,422,972
Merck & Co., Inc.	51,239	5,642,439
Pfizer, Inc.	141,876	7,112,244

		35,079,970

Security	Shares	Value

Professional Services — 0.4%
Booz Allen Hamilton Holding Corp., Class A	8,266	$879,502
KBR, Inc.	14,952	772,570
ManpowerGroup, Inc.	10,762	941,890

		2,593,962

Real Estate Management & Development(a) — 0.1%
CBRE Group, Inc., Class A	1,672	133,091
Zillow Group, Inc., Class C	17,634	669,740

		802,831

Road & Rail — 0.9%
Landstar System, Inc.	5,663	979,586
Lyft, Inc., Class A(a)	50,453	566,083
Ryder System, Inc.	8,119	759,045
Uber Technologies, Inc.(a)	126,126	3,675,311

		5,980,025

Semiconductors & Semiconductor Equipment — 4.7%
Advanced Micro Devices, Inc.(a)	21,928	1,702,271
Analog Devices, Inc.	33,631	5,781,505
Applied Materials, Inc.	7,654	838,878
Cirrus Logic, Inc.(a)	2,363	176,540
Enphase Energy, Inc.(a)	5,545	1,777,671
First Solar, Inc.(a)	6,943	1,197,876
Intel Corp.	150,834	4,535,578
Lam Research Corp.	5,118	2,417,641
Marvell Technology, Inc.	28,434	1,322,750
NVIDIA Corp.	55,966	9,471,126
Qualcomm, Inc.	24,808	3,137,964
Semtech Corp.(a)	4,081	125,450
Silicon Laboratories, Inc.(a)	3,415	496,678

		32,981,928

Software — 9.9%
Adobe, Inc.(a)	14,106	4,865,583
Autodesk, Inc.(a)	11,704	2,363,623
Bill.com Holdings, Inc.(a)	5,034	606,194
Crowdstrike Holdings, Inc., Class A(a)	5,103	600,368
DocuSign, Inc.(a)	14,896	701,155
HubSpot, Inc.(a)	4,388	1,329,696
Intuit, Inc.	5,705	2,325,301
Microsoft Corp.	162,358	41,424,020
Palo Alto Networks, Inc.(a)	3,869	657,343
Rapid7, Inc.(a)	4,048	119,011
RingCentral, Inc., Class A(a)	36,486	1,352,171
Salesforce, Inc.(a)	47,200	7,563,800
ServiceNow, Inc.(a)	6,343	2,640,591
Splunk, Inc.(a)	11,138	865,200
VMware, Inc., Class A(a)	3,803	462,026
Workday, Inc., Class A(a)	3,823	641,882
Zscaler, Inc.(a)	4,912	655,506

		69,173,470

Specialty Retail — 2.2%
AutoNation, Inc.(a)	1,904	235,925
Best Buy Co., Inc.	22,409	1,911,488
Home Depot, Inc.	33,485	10,848,805
Lowe’s Cos., Inc.	7,891	1,677,232
Ulta Beauty, Inc.(a)	1,479	687,498
Williams-Sonoma, Inc.	831	97,144

		15,458,092

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 6.8%
Apple, Inc.	261,961	$38,778,087
Dell Technologies, Inc., Class C	60,777	2,722,202
Hewlett Packard Enterprise Co.	279,194	4,684,875
HP, Inc.	41,376	1,242,935
NetApp, Inc.	2,775	187,618

		47,615,717

Textiles, Apparel & Luxury Goods(a) — 0.6%
Lululemon Athletica, Inc.	8,303	3,157,714
Under Armour, Inc., Class A	76,914	769,140

		3,926,854

Trading Companies & Distributors — 0.3%
SiteOne Landscape Supply, Inc.(a)	6,434	807,660
W.W.Grainger, Inc.	1,838	1,108,424

		1,916,084

Wireless Telecommunication Services — 0.0%
U.S. Cellular Corp.(a)	8,076	171,696

Total Long-Term Investments — 99.2% (Cost: $650,149,981)		691,963,464

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 3.57%(c)(d)	4,220,965	$4,220,965
SL Liquidity Series, LLC, Money Market Series, 4.05%(c)(d)(e)	284,306	284,192

Total Short-Term Securities — 0.7% (Cost: $4,505,104)		4,505,157

Total Investments — 99.9% (Cost: $654,655,085)		696,468,621

Other Assets Less Liabilities — 0.1%		956,886

Net Assets — 100.0%		$ 697,425,507

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$8,540,763	$—	$(4,319,798	)(a)	$—	$—	$4,220,965	4,220,965	$47,358		$—
SL Liquidity Series, LLC, Money Market Series	413,838	—	(129,468	)(a)	(203)	25	284,192	284,306	1,284	(b)	—

					$(203)	$25	$4,505,157		$48,642		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	25	12/16/22	$5,102	$103,170

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Sustainable Advantage Large Cap Core Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$103,170	$—	$—	$—	$103,170

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(625,867)	$—	$—	$—	$(625,867)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$103,297	$—	$—	$—	$103,297

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,320,331

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$691,963,464	$—	$—	$691,963,464
Short-Term Securities
Money Market Funds	4,220,965	—	—	4,220,965

	$696,184,429	$—	$—	696,184,429

Investments Valued at NAV(a)				284,192

				$696,468,621

Derivative Financial Instruments(b)
Assets
Equity Contracts	$103,170	$—	$—	$103,170

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	11

Statement of Assets and Liabilities (unaudited)

November 30, 2022

BlackRock Sustainable Advantage Large Cap Core Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$691,963,464
Investments, at value — affiliated(c)	4,505,157
Cash pledged for futures contracts	268,000
Receivables:
Investments sold	5,587,047
Securities lending income — affiliated	263
Capital shares sold	1,369,894
Dividends — unaffiliated	1,155,514
Dividends — affiliated	12,397
Variation margin on futures contracts	149,101
Prepaid expenses	58,810

Total assets	705,069,647

LIABILITIES
Collateral on securities loaned	284,550
Payables:
Investments purchased	5,772,376
Accounting services fees	65,369
Administration fees	22,857
Capital shares redeemed	1,055,829
Custodian fees	21,251
Investment advisory fees	160,061
Trustees’ and Officer’s fees	2,242
Other accrued expenses	18,147
Professional fees	56,595
Service and distribution fees	37,122
Transfer agent fees	147,741

Total liabilities	7,644,140

NET ASSETS	$697,425,507

NET ASSETS CONSIST OF
Paid-in capital	$700,797,493
Accumulated loss	(3,371,986)

NET ASSETS	$697,425,507

(a) Investments, at cost — unaffiliated	$650,149,981
(b) Securities loaned, at value	$285,772
(c) Investments, at cost — affiliated	$4,505,104

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued)

November 30, 2022

BlackRock Sustainable Advantage Large Cap Core Fund

NET ASSET VALUE

Institutional
Net assets	$500,786,245

Shares outstanding	28,747,407

Net asset value	$17.42

Shares authorized	Unlimited

Par value	$0.001

Investor A

Net assets	$103,915,901

Shares outstanding	5,998,360

Net asset value	$17.32

Shares authorized	Unlimited

Par value	$0.001

Investor C

Net assets	$19,748,682

Shares outstanding	1,158,972

Net asset value	$17.04

Shares authorized	Unlimited

Par value	$0.001

Class K

Net assets	$72,974,679

Shares outstanding	4,185,197

Net asset value	$17.44

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Statement of Operations (unaudited)

Six Months Ended November 30, 2022

BlackRock Sustainable Advantage Large Cap Core Fund

INVESTMENT INCOME
Dividends — unaffiliated	$5,899,310
Dividends — affiliated	47,358
Securities lending income — affiliated — net	1,284

Total investment income	5,947,952

EXPENSES
Investment advisory	1,323,861
Transfer agent — class specific	321,997
Service and distribution — class specific	226,069
Administration	138,653
Registration	84,431
Administration — class specific	66,193
Professional	64,246
Accounting services	57,036
Printing and postage	33,039
Custodian	19,341
Trustees and Officer	7,170
Miscellaneous	10,505

Total expenses	2,352,541
Less:
Administration fees waived — class specific	(66,193)
Fees waived and/or reimbursed by the Manager	(315,074)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(174,587)

Total expenses after fees waived and/or reimbursed	1,796,687

Net investment income	4,151,265

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(33,997,803)
Investments — affiliated	(203)
Futures contracts	(625,867)

(34,623,873)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	27,100,337
Investments — affiliated	25
Futures contracts	103,297

27,203,659

Net realized and unrealized loss	(7,420,214)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,268,949)

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Sustainable Advantage Large Cap Core Fund

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,151,265	$4,446,278
Net realized loss	(34,623,873)	(3,220,717)
Net change in unrealized appreciation (depreciation)	27,203,659	(44,376,812)

Net decrease in net assets resulting from operations	(3,268,949)	(43,151,251)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,762,553)	(20,080,837)
Investor A	(299,420)	(5,279,728)
Investor C	—	(1,086,262)
Class K	(297,904)	(2,794,237)

Decrease in net assets resulting from distributions to shareholders	(2,359,877)	(29,241,064)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	23,406,763	411,871,882

NET ASSETS
Total increase in net assets	17,777,937	339,479,567
Beginning of period	679,647,570	340,168,003

End of period	$697,425,507	$679,647,570

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage Large Cap Core Fund

	Institutional

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$17.56		$19.27	$13.75	$12.64	$13.33	$12.07

Net investment income(a)	0.11		0.16	0.16	0.18	0.18	0.17
Net realized and unrealized gain (loss)	(0.19)		(0.62)	6.00	1.35	0.13	1.79

Net increase (decrease) from investment operations	(0.08)		(0.46)	6.16	1.53	0.31	1.96

Distributions(b)
From net investment income	(0.06)		(0.11)	(0.16)	(0.16)	(0.17)	(0.16)
From net realized gain	—		(1.14)	(0.48)	(0.26)	(0.83)	(0.54)

Total distributions	(0.06)		(1.25)	(0.64)	(0.42)	(1.00)	(0.70)

Net asset value, end of period	$17.42		$17.56	$19.27	$13.75	$12.64	$13.33

Total Return(c)
Based on net asset value	(0.39	)%(d)	(2.88)%	45.64%	12.16%	2.36%	16.74%

Ratios to Average Net Assets(e)
Total expenses	0.66	%(f)	0.66%	0.73%	0.79%	0.95%	1.10%

Total expenses after fees waived and/or reimbursed	0.48	%(f)	0.48%	0.50%	0.55%	0.55%	0.54%

Net investment income	1.32	%(f)	0.84%	0.93%	1.31%	1.41%	1.32%

Supplemental Data
Net assets, end of period (000)	$500,786		$472,353	$227,993	$102,475	$59,344	$49,872

Portfolio turnover rate	54%		99%	160%	159%	149%	118%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage Large Cap Core Fund (continued)

	Investor A

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$17.47		$19.18	$13.70	$12.60	$13.29	$12.05

Net investment income(a)	0.09		0.11	0.11	0.14	0.15	0.14
Net realized and unrealized gain (loss)	(0.19)		(0.60)	5.98	1.35	0.13	1.77

Net increase (decrease) from investment operations	(0.10)		(0.49)	6.09	1.49	0.28	1.91

Distributions(b)
From net investment income	(0.05)		(0.08)	(0.13)	(0.13)	(0.14)	(0.13)
From net realized gain	—		(1.14)	(0.48)	(0.26)	(0.83)	(0.54)

Total distributions	(0.05)		(1.22)	(0.61)	(0.39)	(0.97)	(0.67)

Net asset value, end of period	$17.32		$17.47	$19.18	$13.70	$12.60	$13.29

Total Return(c)
Based on net asset value	(0.56	)%(d)	(3.09)%	45.25%	11.89%	2.13%	16.38%

Ratios to Average Net Assets(e)
Total expenses	0.87	%(f)	0.87%	0.98%	1.08%	1.23%	1.42%

Total expenses after fees waived and/or reimbursed	0.73	%(f)	0.73%	0.74%	0.80%	0.80%	0.80%

Net investment income	1.06	%(f)	0.58%	0.68%	1.06%	1.17%	1.06%

Supplemental Data
Net assets, end of period (000)	$103,916		$108,997	$62,539	$19,030	$11,052	$5,881

Portfolio turnover rate	54%		99%	160%	159%	149%	118%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage Large Cap Core Fund (continued)

	Investor C

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$17.20		$18.92	$13.54	$12.46	$13.17	$11.98

Net investment income (loss)(a)	0.03		(0.03)	(0.01)	0.04	0.05	0.04
Net realized and unrealized gain (loss)	(0.19)		(0.60)	5.90	1.34	0.13	1.76

Net increase (decrease) from investment operations	(0.16)		(0.63)	5.89	1.38	0.18	1.80

Distributions(b)
From net investment income	—		—	(0.03)	(0.04)	(0.06)	(0.07)
From net realized gain	—		(1.09)	(0.48)	(0.26)	(0.83)	(0.54)

Total distributions	—		(1.09)	(0.51)	(0.30)	(0.89)	(0.61)

Net asset value, end of period	$17.04		$17.20	$18.92	$13.54	$12.46	$13.17

Total Return(c)
Based on net asset value	(0.93	)%(d)	(3.79)%	44.13%	11.11%	1.38%	15.45%

Ratios to Average Net Assets(e)
Total expenses	1.64	%(f)	1.63%	1.72%	1.83%	2.01%	2.25%

Total expenses after fees waived and/or reimbursed	1.48	%(f)	1.48%	1.50%	1.55%	1.55%	1.55%

Net investment income (loss)	0.32	%(f)	(0.18)%	(0.08)%	0.30%	0.42%	0.30%

Supplemental Data
Net assets, end of period (000)	$19,749		$21,305	$15,926	$6,082	$3,453	$1,722

Portfolio turnover rate	54%		99%	160%	159%	149%	118%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage Large Cap Core Fund (continued)

	Class K

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$17.58		$19.28	$13.76	$12.65	$13.33	$12.08

Net investment income(a)	0.11		0.17	0.17	0.18	0.19	0.17
Net realized and unrealized gain (loss)	(0.18)		(0.61)	6.00	1.36	0.14	1.78

Net increase (decrease) from investment operations	(0.07)		(0.44)	6.17	1.54	0.33	1.95

Distributions(b)
From net investment income	(0.07)		(0.12)	(0.17)	(0.17)	(0.18)	(0.16)
From net realized gain	—		(1.14)	(0.48)	(0.26)	(0.83)	(0.54)

Total distributions	(0.07)		(1.26)	(0.65)	(0.43)	(1.01)	(0.70)

Net asset value, end of period	$17.44		$17.58	$19.28	$13.76	$12.65	$13.33

Total Return(c)
Based on net asset value	(0.37	)%(d)	(2.80)%	45.68%	12.20%	2.48%	16.67%

Ratios to Average Net Assets(e)
Total expenses	0.55	%(f)	0.55%	0.64%	0.74%	0.93%	1.09%

Total expenses after fees waived and/or reimbursed	0.43	%(f)	0.43%	0.43%	0.50%	0.50%	0.50%

Net investment income	1.36	%(f)	0.89%	0.97%	1.38%	1.46%	1.36%

Supplemental Data
Net assets, end of period (000)	$72,975		$76,992	$33,710	$1,632	$338	$264

Portfolio turnover rate	54%		99%	160%	159%	149%	118%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Sustainable Advantage Large Cap Core Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2022, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (unaudited) (continued)

In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)

Citigroup Global Markets, Inc.	$73,216	$(73,163)	$—		$53
J.P. Morgan Securities LLC	43,472	(43,472)	—		—
State Street Bank & Trust Co.	169,084	(167,466)	—		1,618

	$285,772	$(284,101)	$—		$1,671

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of November 30, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.40%
$1 billion — $3 billion	0.38
$3 billion — $5 billion	0.36
$5 billion — $10 billion	0.35

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Average Daily Net Assets	Investment Advisory Fees

Greater than $10 billion	0.34%

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total

Service and distribution fees — class specific	$128,751	$97,318	$226,069

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2022, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees — class specific	$46,718	$10,300	$1,946	$7,229	$66,193

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2022, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total

Reimbursed amounts	$402	$748	$385	$119	$1,654

For the six months ended November 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Transfer agent fees — class specific	$270,985	$39,230	$9,255	$2,527	$321,997

Other Fees: For the six months ended November 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $5,967.

For the six months ended November 30, 2022, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

BlackRock Sustainable Advantage Large Cap Core Fund	$3,070	$766

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2022, the amount waived was $1,582.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2022, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation

Institutional	0.48%
Investor A	0.73
Investor C	1.48
Class K	0.43

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2022, the Manager waived and/or reimbursed investment advisory fees of $313,492 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the six months ended November 30, 2022, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees waived by the Manager — class specific	$46,718	$10,300	$1,946	$7,229	$66,193

	Institutional	Investor A	Investor C	Class K	Total

Transfer agent fees waived and/or reimbursed by the Manager — class specific	$154,193	$13,480	$4,389	$2,525	$174,587

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective October 5, 2022, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on October 5, 2022:

Fund Name/Fund Level/Share Class	Expired 10/05/22

BlackRock Sustainable Advantage Large Cap Core Fund
Fund Level	$919,063
Institutional	403,529
Investor A	60,050
Investor C	13,820
Class K	16,604

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Notes to Financial Statements (unaudited) (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended November 30, 2022, the Fund paid BIM $295 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended November 30, 2022, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended November 30, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

BlackRock Sustainable Advantage Large Cap Core Fund	$70,980,938	$50,086,864	$(4,675,849)

7.	PURCHASES AND SALES

For the six months ended November 30, 2022, purchases and sales of investments, excluding short-term securities, were $370,523,522 and $356,264,185, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (unaudited) (continued)

As of November 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Sustainable Advantage Large Cap Core Fund	$663,046,494	$68,986,712	$(35,461,415)	$33,525,297

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

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Notes to Financial Statements (unaudited) (continued)

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/22		Year Ended 05/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Sustainable Advantage Large Cap Core Fund
Institutional
Shares sold	10,585,055	$176,535,559	22,401,014	$433,102,412
Shares issued in reinvestment of distributions	106,875	1,706,794	987,104	19,227,460
Shares redeemed	(8,838,985)	(146,580,915)	(8,327,746)	(155,912,488)

	1,852,945	$31,661,438	15,060,372	$296,417,384

Investor A
Shares sold	924,539	$15,202,828	3,807,995	$72,909,985
Shares issued in reinvestment of distributions	17,962	285,420	260,181	5,021,108
Shares redeemed	(1,183,502)	(19,420,221)	(1,089,541)	(20,325,261)

	(241,001)	$(3,931,973)	2,978,635	$57,605,832

Investor C
Shares sold	52,219	$855,336	490,519	$9,376,214
Shares issued in reinvestment of distributions	—	—	56,304	1,069,691
Shares redeemed and automatic conversion of shares	(132,180)	(2,098,392)	(149,620)	(2,783,724)

	(79,961)	$(1,243,056)	397,203	$7,662,181

Class K
Shares sold	526,677	$8,766,443	2,864,204	$54,465,461
Shares issued in reinvestment of distributions	18,412	294,230	142,260	2,764,281
Shares redeemed	(739,512)	(12,140,319)	(375,248)	(7,043,257)

	(194,423)	$(3,079,646)	2,631,216	$50,186,485

	1,337,560	$23,406,763	21,067,426	$411,871,882

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Sustainable Advantage Large Cap Core Fund (the “Fund”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions.During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	29

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	31

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMP-11/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: January 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: January 20, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: January 20, 2023